Exhibit 99.1

CompoSecure Announces Plan to Spin-Off Resolute Holdings Management, Inc. to Form a Differentiated Alternative Asset Management Platform and Accelerate Value Enhancing Acquisitions for CompoSecure

December 30, 2024

•	CompoSecure to enter into a Management Agreement with Resolute Holdings
•	Pro rata distribution of shares in Resolute Holdings to all existing shareholders of CompoSecure
•	Spin-off designed to accelerate value enhancing acquisitions for CompoSecure
•	David Cote will be Executive Chairman and Tom Knott will be CEO of Resolute Holdings
•	Transaction is expected to be taxable for both CompoSecure and all existing shareholders
•	Resolute Holdings expected to have limited profitability in FY2025

SOMERSET, N.J., December 30, 2024 (GLOBE NEWSWIRE) -- CompoSecure, Inc. (Nasdaq: CMPO), a leader in metal payment cards, security, and authentication solutions, today announced its intention to spin-off a newly formed subsidiary called Resolute Holdings Management, Inc. (“Resolute Holdings”). The investment team at CompoSecure, and their associated costs, will move to Resolute Holdings upon completion of the spin-off.

As part of the spin-off transaction, a wholly owned subsidiary of CompoSecure, CompoSecure Holdings, L.L.C., will enter into a Management Agreement with Resolute Holdings under which CompoSecure Holdings, L.L.C. will pay Resolute Holdings a quarterly management fee in cash equal to 2.5% of CompoSecure’s Latest Twelve Months’ Adjusted EBITDA1. Resolute Holdings will be responsible for providing CompoSecure’s business with certain services, including providing oversight of its capital allocation strategy, operational practices, as well as M&A sourcing and execution. The acquisition strategy will focus on bolt-on targets adjacent to CompoSecure’s current operating business as well as larger targets that diversify the current business and customer mix.

CompoSecure’s existing management team, led by President and CEO Jon Wilk, will continue to operate the day-to-day business and deliver for our customers around the world while leveraging the CompoSecure Operating System to drive revenue growth and profitability.

The spin-off of Resolute Holdings will be on a pro rata basis to all existing shareholders of CompoSecure, meaning each existing shareholder will receive an allocation of shares in Resolute Holdings proportional to their current ownership in CompoSecure. The distribution of shares in Resolute Holdings will give rise to a taxable gain to CompoSecure and will be treated as a taxable dividend to all existing shareholders for U.S. federal and applicable state and local tax purposes.

Resolute Holdings anticipates limited profitability in fiscal year 2025 as it establishes operations and builds out infrastructure, including adding to its investment and operating team. These investments are designed to facilitate the acceleration of organic and value enhancing inorganic growth at CompoSecure.

1)	For purposes of the management fee, Adjusted EBITDA, as further defined in the Management Agreement, represents CompoSecure’s historical Adjusted EBITDA methodology, less stock-based compensation expense.

Resolute Holdings will be led by David Cote as Executive Chairman of the Board of Directors and Tom Knott as Chief Executive Officer. In addition to David Cote and Tom Knott, the Board of Directors will include John Cote, Joseph DeAngelo, Roger Fradin, Paul Galant, Brian Hughes, Mark James, Krishna Mikkilineni, and Jane Thompson.

Resolute Holdings is expected to trade under the ticker “RHLD” on Nasdaq following completion of the spin-off.

Goldman Sachs & Co. LLC is serving as financial advisor to CompoSecure, and Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal advisor.

The spin-off is subject to customary conditions, including the effectiveness of Form 10 registration with the Securities and Exchange Commission and final approval by CompoSecure’s Board of Directors. The spin-off is currently expected to be completed during the first quarter of 2025.

About CompoSecure

Founded in 2000, CompoSecure (Nasdaq: CMPO) is a technology partner to market leaders, fintech’s and consumers enabling trust for millions of people around the globe. The company combines elegance, simplicity and security to deliver exceptional experiences and peace of mind in the physical and digital world. CompoSecure’s innovative payment card technology and metal cards with Arculus security and authentication capabilities deliver unique, premium branded experiences, enable people to access and use their financial and digital assets, and ensure trust at the point of a transaction. For more information, please visit www.CompoSecure.com and www.GetArculus.com.

About Resolute Holdings Management, Inc.

Resolute Holdings Management, Inc. (“Resolute Holdings”) is a newly formed subsidiary of CompoSecure that is expected to be spun-off into a separate publicly traded company. Resolute Holdings is an alternative asset management platform led by David Cote and Tom Knott that will provide operating management services including the oversight of capital allocation strategy, operational practices, and M&A sourcing and execution at CompoSecure and other managed businesses in the future. Resolute Holdings brings a differentiated approach to long-term value creation through the systematic deployment of the Resolute Operating System, which will create value at both the underlying managed businesses and at Resolute Holdings. For additional information on Resolute Holdings, please refer to the recently filed Form 10.

Resolute Holdings Management, Inc. is a distinct entity from Resolute Holdings I, L.P., which acquired CompoSecure shares in September 2024.

Forward-Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although CompoSecure believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, CompoSecure cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning the planned spin-off of Resolute Holdings, the anticipated impacts of the spin-off, CompoSecure’s possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. In some instances, these statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could cause actual results or other outcomes to differ materially from those expressed or implied in these forward-looking statements: the ability of CompoSecure to effect the spin-off described above and to meet the conditions related thereto; potential uncertainty during the pendency of the spin-off that could affect CompoSecure’s financial performance; the possibility that the spin-off will not be completed within the anticipated time period or at all; the possibility that the spin-off will not achieve its intended benefits; the ability of Resolute Holdings to successfully execute its plans and strategies, including with respect to M&A; the possibility of disruption, including changes to existing business relationships, disputes, litigation or unanticipated costs in connection with the spin-off; uncertainty of the expected financial performance of CompoSecure or Resolute Holdings following completion of the spin-off; negative effects of the announcement or pendency of the spin-off on the market price of CompoSecure’s securities and/or on the financial performance of CompoSecure; evolving legal, regulatory and tax regimes; actions by third parties, including government agencies; the ability of CompoSecure to diversify its business and customer base and to achieve enhancements in organic growth and operational efficiency, including for any future managed companies; the ability of CompoSecure to create value for its shareholders and generate robust free cash flow; the ability of CompoSecure to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees; the possibility that CompoSecure may be adversely impacted by other global economic, business, competitive and/or other factors; the outcome of any legal proceedings that may be instituted against CompoSecure or others; future exchange and interest rates; and other risks and uncertainties, including those under “Risk Factors” in filings that have been made or will be made with the Securities and Exchange Commission. CompoSecure undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

For Resolute Holdings

info@resoluteholdings.com

For CompoSecure

Corporate Contact

Anthony Piniella

Head of Communications, CompoSecure

(917) 208-7724

apiniella@composecure.com

Investor Relations Contact

Sean Mansouri, CFA

Elevate IR

(720) 330-2829

CMPO@elevate-ir.com